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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in this Registration Statement (Amendment No. 3) on Form SB-2 of our report dated February 11, 2000, relating to the financial statements of Founders Food & Firkins Ltd., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                         /s/ Schechter Dokken Kanter Andrews & Selcer Ltd.


Minneapolis, Minnesota
April 12, 2000